UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): September 20, 2005



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

                                NO CHANGE
                          ______________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________



Item 1.01 Entry into a Material Definitive Agreement.
____________________________________________________

     Amendment of Executive Performance Sharing Plan
     _______________________________________________

     On June 16, 2005, the Board of Directors of NIKE, Inc. (the "Company") approved amendments, as described below, to the Company's Executive Performance Sharing Plan (the "Plan"), subject to the approval by the Company's shareholders of the amendments at the Company's 2005 annual meeting
of shareholders held on September 20, 2005 (the "2005 Annual Meeting").   The
Plan provides that it will terminate at the first shareholder meeting that occurs in the fifth fiscal year after the Company's shareholders last approved the Plan. Accordingly, shareholder re-approval of the Plan at the 2005 Annual Meeting was required to extend the Plan for an additional five years until the fiscal 2011 annual meeting of shareholders. The amendments and the re-approval were approved by the requisite vote of the Company's shareholders at the 2005 Annual Meeting and became effective as of September 20, 2005.

     Under the Plan amendments, the per-employee limit on annual bonuses under the Plan was increased from (a) the lesser of 150% of base salary or $2 million to (b) the lesser of 200% of base salary or $5 million. A copy of the Plan, as amended, is filed as Exhibit 10.1 hereto.

     Amendment of 1990 Stock Incentive Plan
     ______________________________________

     On June 16, 2005, the Board of Directors of the Company approved amendments, as described below, to the Company's 1990 Stock Incentive Plan (the "1990 Plan"), subject to the approval by the Company's shareholders of
the amendments at the 2005 Annual Meeting.   The amendments were approved by
the requisite vote of the Company's shareholders at the 2005 Annual Meeting and became effective as of September 20, 2005.

     Under the 1990 Plan amendments, an additional 16,000,000 shares of Class B Common Stock was reserved for issuance under the 1990 Plan, thereby increasing the total number of shares reserved for issuance under the 1990 Plan from 50,000,000 to 66,000,000 shares. Also under the 1990 Plan amendments, the per-employee limit on grants of options and stock appreciation rights under the 1990 Plan was increased from 200,000 shares to 400,000 shares annually. A copy of the 1990 Plan, as amended, is filed as Exhibit 10.2 hereto.

Item 9.01 Financial Statements and Exhibits.
___________________________________________

(c) Exhibits

      10.1   Executive Performance Sharing Plan.

      10.2   1990 Stock Incentive Plan.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NIKE, INC.
                                           (Registrant)


Date: September 26, 2005	By: /s/ Donald W. Blair
                                       ___________________________________
                                           	Donald W. Blair
                                           	Chief Financial Officer

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